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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (date of earliest event reported): MAY 14, 2004



                            GIGA-TRONICS INCORPORATED
             (Exact name of registrant as specified in its charter)


          CALIFORNIA                      0-12719                 94-2656341
  (State or jurisdiction of       (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)


                             4650 NORRIS CANYON ROAD
                               SAN RAMON, CA 94583
          (Address, including zip code, of principal executive offices)


       Registrant's telephone number, including area code: (925) 328-4650


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits

      99.1 Press Release dated May 12, 2004 announcing the Registrant's results for the fiscal quarter ended March 27, 2004


Item 12. Results of Operations and Financial Condition.

      On May 12, 2004, Giga-tronics Incorporated issued a press release reporting its results for the fiscal quarter ended March 27, 2004. The full text of the press release is set forth in Exhibit 99.1 hereto.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GIGA-TRONICS INCORPORATED

Dated: May 14, 2004                  By:  /s/  Mark H. Cosmez II
                                          ------------------------------------
                                          Mark H. Cosmez II, VP Finance,
                                          Chief Financial Officer and Secretary


                                  EXHIBIT INDEX

EXHIBIT NUMBER    EXHIBIT TITLE
--------------    -------------

99.1 Press Release dated May 12, 2004 announcing the Registrant's results for the fiscal quarter ended March 27, 2004.